Exhibit 99.1
The Trade Desk Reports Fourth Quarter and Fiscal Year 2025 Financial Results
The Trade Desk also announced an additional share repurchase authorization, bringing the total amount of authorized future repurchases to $500 million of its Class A common stock.

LOS ANGELES--(BUSINESS WIRE)--February 25, 2026--The Trade Desk, Inc. (“The Trade Desk,” the “Company” or “we”) (NASDAQ: TTD), a provider of a global technology platform for buyers of advertising, today announced financial results for its fourth quarter and fiscal year ended December 31, 2025.

“The Trade Desk delivered $2.9 billion in revenue in 2025 while continuing to generate significant profitability and cash flow,” said Jeff Green, Co-Founder and CEO of The Trade Desk. “We executed against a backdrop of macro uncertainty while making some of the most meaningful upgrades in our company’s history. As advertisers increasingly prioritize measurable outcomes and data-driven decisioning over cheap reach, our role as an objective platform becomes even more important. With continued innovation across Kokai, retail data, and the supply chain, we are well positioned to capture greater share of the global advertising market in 2026 and beyond.”
Fourth Quarter and Full Year 2025 Financial Highlights:
The following table summarizes the Company’s unaudited consolidated financial results for the three and twelve months ended December 31, 2025 and 2024 ($ in millions, except per share amounts):

	Three Months Ended December 31,		Year Ended December 31,
	2025	2024	2025	2024
GAAP Results
Revenue	$847	$741	$2,896	$2,445
Increase in revenue year over year	14%	22%	18%	26%
Net income	$187	$182	$443	$393
Net income margin	22%	25%	15%	16%
GAAP diluted earnings per share	$0.39	$0.36	$0.90	$0.78

Non-GAAP Results
Adjusted EBITDA	$400	$350	$1,196	$1,011
Adjusted EBITDA margin	47%	47%	41%	41%
Non-GAAP net income	$284	$297	$873	$832
Non-GAAP diluted earnings per share	$0.59	$0.59	$1.77	$1.66
Fourth Quarter and 2025 Recent Business Highlights

•Continued Growth: 2025 gross spend of $13.4 billion.
•Strong Customer Retention: Customer retention remained over 95% during the year, as it has for the past twelve consecutive years.
•New Innovation and Partnership Announcements:
◦PubDesk, a new dashboard designed to help publishers better understand demand-side behavior and pricing on our platform to improve overall supply chain transparency and efficiency.
◦Intuit SMB MediaLab audiences now available on The Trade Desk platform, connecting advertisers with small and mid-market businesses.
◦Optimove’s audience integration now available on The Trade Desk.
◦Vidmob announced strategic DSP integrations, including The Trade Desk.

◦Announced the Ventura Ecosystem, allowing participants across CTV to leverage Ventura’s monetization toolset.
•Continued Collaboration and Support for Unified ID 2.0: The Trade Desk is building support for Unified ID 2.0 (UID2), an industry-wide approach to identity that preserves the value of relevant advertising while putting user control and privacy at the forefront. UID2 is an upgrade and alternative to third-party cookies. Recent partnerships and pledges of integration and support include:
◦Databricks announced a new integration with The Trade Desk, enabling UID2 support within the Databricks Data Clean Room.
◦HighTouch launched ID Express targeting and conversion tracking through The Trade Desk and announced UID2 adoption.
◦Spotify integrated with EUID across Europe.
•Connected TV (CTV): The Trade Desk offers advertisers access to premium inventory across major networks and streaming services around the world.
◦NBCUniversal enabled programmatic access to the 2026 Winter Olympics and Paralympic Games through DSPs, including The Trade Desk.
•Share Repurchases: The Company used approximately $423 million of cash to repurchase its Class A common stock in the fourth quarter of 2025. The Company used approximately $1.4 billion of cash to repurchase its Class A common stock in the year ended December 31, 2025, at an average repurchase price of $52.60. As of December 31, 2025, the Company had approximately $150 million available and authorized for repurchases.
◦The Company also announced that its board of directors approved an additional $350 million under its share repurchase program, bringing the total amount available for future repurchases of the Company’s outstanding Class A common stock to $500 million.
•Industry Recognition (2025):
▪Fortune 100 Fastest Growing Companies, 2025
▪Forbes America's Most Successful Mid-Cap Companies, 2026
▪Time America’s Growth Leaders, 2026
▪Gartner Customers’ Choice, Ad Tech Platform, 2025
Financial Guidance:
First Quarter 2026 outlook summary:
•Revenue at least $678 million
•Adjusted EBITDA of approximately $195 million
The Company has not provided an outlook for GAAP net income or reconciliation of Adjusted EBITDA guidance to net income, the closest corresponding U.S. GAAP measure, because net income outlook is not available without unreasonable efforts on a forward-looking basis due to the variability and complexity with respect to the charges included in the calculation of this GAAP measure; in particular, the measures and effects of our stock-based compensation expense that are directly impacted by unpredictable fluctuations in our share price. The Company expects the variability of the above charges could have a significant and potentially unpredictable impact on our future U.S. GAAP financial results.
Use of Non-GAAP Financial Information
Included within this press release are the non-GAAP financial measures of Adjusted EBITDA, Adjusted EBITDA margin, Non-GAAP net income and Non-GAAP diluted earnings per share (“EPS”) that supplement the Consolidated Statements of Operations of the Company prepared under generally accepted accounting principles (“GAAP”). Adjusted EBITDA is net income before depreciation and amortization expense; stock-based compensation expense; interest income, net; and provision for income taxes. Adjusted EBITDA margin is Adjusted EBITDA divided by revenue, and Adjusted EBITDA margin’s closest corresponding U.S. GAAP measure is net income margin, which is GAAP net income divided by revenue. Non-GAAP net income excludes charges and the related income tax effects for stock-based compensation. Tax rates on the tax-deductible portions of the stock-based compensation expense approximating 25% to 30% have been used in the computation of non-GAAP net income and non-GAAP diluted EPS. Reconciliations of GAAP to non-GAAP amounts for the periods presented herein are provided in schedules accompanying this release and should be considered together with the Consolidated Statements of Operations. These non-GAAP measures are not meant as a substitute for GAAP, but are included solely for informational and comparative purposes. The Company’s management believes that this information can assist investors in evaluating the Company's profitability, operational trends and financial performance. Management believes these non-GAAP measures allow investors to evaluate the Company’s financial performance using some of the same measures as management and securities analysts. However, the non-GAAP financial measures should not be considered in isolation of, as a replacement for, or as superior to corresponding, similarly captioned, GAAP measures and may be different from non-GAAP financial measures used by other companies.
Fourth Quarter and Fiscal Year 2025 Financial Results Webcast and Conference Call Details
•When: February 25, 2026 at 2:00 P.M. Pacific Time (5:00 P.M. Eastern Time).
•Webcast: A live webcast of the call can be accessed from the Investor Relations section of The Trade Desk’s website at http://investors.thetradedesk.com/. Following the call, a replay will be available on the Company’s website.
•Dial-in: To access the call via telephone in North America, please dial 888-506-0062. For callers outside the United States, please dial 1-973-528-0011. Participants should reference the conference call ID code “159997” after dialing in.
•Audio replay: An audio replay of the call will be available beginning about two hours after the call. To listen to the replay in the United States, please dial 877-481-4010 (replay code: 53520). Outside the United States, please dial 1-919-882-2331 (replay code: 53520). The audio replay will be available via telephone until March 4, 2026.
The Trade Desk, Inc. uses its Investor Relations website (http://investors.thetradedesk.com), its X feed (@TheTradeDesk), LinkedIn page (https://www.linkedin.com/company/the-trade-desk), Facebook page (https://www.facebook.com/TheTradeDesk) and Jeff Green’s LinkedIn profile (https://www.linkedin.com/in/jefftgreen) as a means of disclosing information about the Company and for complying with its disclosure obligations under Regulation FD. The information that is posted through these channels may be deemed material. Accordingly, investors should monitor these channels in addition to The Trade Desk’s press releases, SEC filings, public conference calls and webcasts.
About The Trade Desk
The Trade Desk™ is a technology company that empowers buyers of advertising. Through its self-service, cloud-based platform, ad buyers can create, manage, and optimize digital advertising campaigns across ad formats and devices. Integrations with major data, inventory, and publisher partners ensure maximum reach and decisioning capabilities, and enterprise APIs enable custom development on top of the platform. Headquartered in Ventura, CA, The Trade Desk has offices across North America, Europe and Asia Pacific. To learn more, visit thetradedesk.com or follow us on Facebook, X, LinkedIn and YouTube.
Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to expectations concerning matters that (a) are not historical facts, (b) predict or forecast future events or results, or (c) embody assumptions that may prove to have been inaccurate, including statements relating to industry and market trends, the Company’s growth and financial targets, such as revenue and Adjusted EBITDA and the amount, timing and sources of funding for the Company’s share repurchase program. When words such as “believe,” “expect,” “anticipate,” “will,” “outlook” or similar expressions are used, the Company is making forward-looking statements. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it cannot give readers any assurance that such expectations will prove correct. These forward-looking statements involve risks, uncertainties and assumptions, including those related to the Company’s ability to maintain and grow its client base and revenue through its platform and related offerings, which makes it difficult to evaluate the Company’s business and prospects, the market for programmatic advertising developing slower or differently than the Company’s expectations, the demands and expectations of clients and the ability to attract and retain clients. The actual results may differ materially from those anticipated in the forward-looking statements as a result of numerous factors, many of which are beyond the control of the Company. These are disclosed in the Company’s reports filed from time to time with the Securities and Exchange Commission, including its most recent Form 10-K and any subsequent filings on Forms 10-Q or 8-K, available at www.sec.gov. Readers are urged not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. The Company does not intend to update any forward-looking statement contained in this press release to reflect events or circumstances arising after the date hereof.

THE TRADE DESK, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(Amounts in thousands, except per share amounts)
(Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2025	2024	2025	2024
Revenue	$846,791	$741,012	$2,896,284	$2,444,831
Operating expenses (1):
Platform operations	163,094	135,267	619,067	472,012
Sales and marketing	173,596	150,629	644,300	546,517
Technology and development	130,595	127,893	525,141	463,319
General and administrative	122,633	131,914	518,455	535,816
Total operating expenses	589,918	545,703	2,306,963	2,017,664
Income from operations	256,873	195,309	589,321	427,167
Other expense (income):
Total other income, net	(13,393)	(26,290)	(69,434)	(80,135)
Income before income taxes	270,266	221,599	658,755	507,302
Provision for income taxes	83,316	39,370	215,451	114,226
Net income	$186,950	$182,229	$443,304	$393,076
Earnings per share:
Basic	$0.39	$0.37	$0.91	$0.80
Diluted	$0.39	$0.36	$0.90	$0.78
Weighted-average shares outstanding:
Basic	479,994	493,958	488,278	490,879
Diluted	482,725	506,843	493,551	501,924
___________________________
(1) Includes stock-based compensation expense as follows:
THE TRADE DESK, INC.
STOCK-BASED COMPENSATION EXPENSE
(Amounts in thousands)
(Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2025	2024	2025	2024

Platform operations	$8,227	$8,866	$34,480	$29,310
Sales and marketing	25,072	28,481	112,509	99,135
Technology and development	39,372	40,952	163,350	138,393
General and administrative (1)	39,502	50,930	180,288	227,861
Total	$112,173	$129,229	$490,627	$494,699
___________________________
(1) Includes stock-based compensation expense related to a long-term CEO performance grant of $10 million and $27 million for the three months ended December 31, 2025 and 2024, respectively, as well as $67 million and $128 million for the twelve months ended December 31, 2025 and 2024, respectively.

THE TRADE DESK, INC.
CONSOLIDATED BALANCE SHEETS
(Amounts in thousands)
(Unaudited)

	As of December 31, 2025	As of December 31, 2024
ASSETS
Current assets:
Cash and cash equivalents	$658,175	$1,369,463
Short-term investments, net	644,882	552,026
Accounts receivable, net	3,770,194	3,330,343
Prepaid expenses and other current assets	187,753	84,626
Total current assets	5,261,004	5,336,458
Property and equipment, net	396,819	209,332
Operating lease assets	342,042	263,761
Deferred income taxes	55,700	230,214
Other assets, non-current	97,655	72,186
Total assets	$6,153,220	$6,111,951

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$3,007,651	$2,631,213
Accrued expenses and other current liabilities	181,991	177,760
Operating lease liabilities	76,355	64,492
Total current liabilities	3,265,997	2,873,465
Operating lease liabilities, non-current	359,975	247,723
Other liabilities, non-current	42,857	41,618
Total liabilities	3,668,829	3,162,806

Stockholders' equity:
Preferred stock	—	—
Common stock	—	—
Additional paid-in capital	3,075,303	2,594,896
Retained earnings (accumulated deficit)	(590,912)	354,249
Total stockholders' equity	2,484,391	2,949,145
Total liabilities and stockholders' equity	$6,153,220	$6,111,951

THE TRADE DESK, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Amounts in thousands)
(Unaudited)

	Year Ended December 31,
	2025	2024
OPERATING ACTIVITIES:
Net income	$443,304	$393,076
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization expense	115,784	87,490
Stock-based compensation expense	490,627	494,699
Deferred income taxes	167,690	(76,903)
Noncash lease expense	69,682	57,403
Other	(19,237)	(7,028)
Changes in operating assets and liabilities:
Accounts receivable	(432,718)	(474,227)
Prepaid expenses and other current and non-current assets	(76,586)	(38,783)
Accounts payable	291,073	298,919
Accrued expenses and other current and non-current liabilities	6,926	46,564
Operating lease liabilities	(63,824)	(41,754)
Net cash provided by operating activities	992,721	739,456
INVESTING ACTIVITIES:
Purchases of investments	(954,273)	(679,539)
Maturities of investments	875,754	629,088
Purchases of property and equipment	(197,011)	(98,238)
Capitalized software development costs	(12,752)	(8,824)
Business acquisition	(4,350)	—
Net cash used in investing activities	(292,632)	(157,513)
FINANCING ACTIVITIES:
Repurchases of Class A common stock	(1,380,422)	(234,784)
Proceeds from exercise of stock options	23,818	216,281
Proceeds from employee stock purchase plan	42,881	49,989
Taxes paid relating to net settlement of restricted stock	(97,654)	(139,095)
Net cash used in financing activities	(1,411,377)	(107,609)
Increase (decrease) in cash and cash equivalents	(711,288)	474,334
Cash and cash equivalents—Beginning of period	1,369,463	895,129
Cash and cash equivalents—End of period	$658,175	$1,369,463

Non-GAAP Financial Metrics
(Amounts in thousands, except per share amounts)
(Unaudited)
The following tables show the Company’s non-GAAP financial metrics reconciled to the comparable GAAP financial metrics included in this release.

	Three Months Ended December 31,		Year Ended December 31,
	2025	2024	2025	2024

Net income	$186,950	$182,229	$443,304	$393,076
Add back (deduct):
Depreciation and amortization expense	31,960	24,112	115,784	87,490
Stock-based compensation expense	112,173	129,229	490,627	494,699
Interest income, net	(14,060)	(24,956)	(68,717)	(78,842)
Provision for income taxes	83,316	39,370	215,451	114,226
Adjusted EBITDA	$400,339	$349,984	$1,196,449	$1,010,649

	Three Months Ended December 31,		Year Ended December 31,
	2025	2024	2025	2024
GAAP net income	$186,950	$182,229	$443,304	$393,076
Add back (deduct):
Stock-based compensation expense	112,173	129,229	490,627	494,699
Adjustment for income taxes	(14,832)	(14,733)	(60,851)	(55,472)
Non-GAAP net income	$284,291	$296,725	$873,080	$832,303

GAAP diluted earnings per share	$0.39	$0.36	$0.90	$0.78

GAAP weighted-average shares outstanding—diluted	482,725	506,843	493,551	501,924

Non-GAAP diluted earnings per share	$0.59	$0.59	$1.77	$1.66

Non-GAAP weighted-average shares used in computing Non-GAAP earnings per share, diluted	482,725	506,843	493,551	501,924

Contacts
Investors
Jake Graves
Senior Manager, Investor Relations
The Trade Desk
ir@thetradedesk.com

Media
Melinda Zurich
VP, Communications
The Trade Desk
melinda.zurich@thetradedesk.com